UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No.)

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Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Under Rule 14a-12

ACURX PHARMACEUTICALS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Your Vote Counts! ACURX PHARMACEUTICALS, INC. 259 LIBERTY AVENUE STATEN ISLAND, NY 10305 ACURX PHARMACEUTICALS, INC. 2023 Annual Meeting Vote by June 14, 2023 11:59 PM ET You invested in ACURX PHARMACEUTICALS, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on June 15, 2023. Vote Virtually at the Meeting* June 15, 2023 10:00 AM EDT Virtually at: www.virtualshareholdermeeting.com/ACXP2023 *Please check the meeting materials for any special requirements for meeting attendance. Smartphone users Point your camera here and vote without entering a control number V1.1 For complete information and to vote, visit www.ProxyVote.com Control # V10707-P90819 Get informed before you vote View the Notice and Proxy Statement and Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to June 1, 2023. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. Vote at www.ProxyVote.com Voting Items Board Recommends V10708-P90819 Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. 1. Election of Directors Nominees: 1a. David P. Luci 1b. Jack H. Dean NOTE: Such other business as may properly come before the meeting or any adjournment thereof. For For For For 2. Proposal to ratify the appointment of CohnReznick LLP as the Company’s independent registered public accountants for the fiscal year ending December 31, 2023. 3. Proposal to approve an amendment to the Company’s Certificate of Incorporation to reflect new Delaware law provisions regarding officer exculpation.